UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Retractable Technologies, Inc.

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RETRACTABLE TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 11, 2021

To the Shareholders of Retractable Technologies, Inc.:

You are cordially invited to attend Retractable Technologies, Inc.'s 2021 virtual Annual Meeting of shareholders. The Annual Meeting will be held at 10:00 a.m. Central time on May 11, 2021 by webcast available at www.virtualshareholdermeeting.com/RVP2021.

Further information regarding the Annual Meeting is set forth in the attached Proxy Statement, which was first delivered to security holders on March 31, 2021.

At this year's Annual Meeting, you will be asked to vote on: 1) the election of three Class 1 Directors; and 2) the approval of the 2021 Stock Option Plan.

We hope you will be able to attend the virtual Annual Meeting, but if you cannot do so, it is important that your shares be represented. We urge you to read the Proxy Statement carefully and to vote in accordance with the Board of Directors' recommendations by telephone, Internet, or mail, whether or not you plan to attend the virtual Annual Meeting.

Thank you for your continued support.

Sincerely,

THOMAS J. SHAW CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER

RETRACTABLE TECHNOLOGIES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 11, 2021

APPENDIX A	2021 STOCK OPTION PLAN

APPENDIX B	FORM OF PROXY CARD

Retractable Technologies, Inc.

511 Lobo Lane

Little Elm, TX 75068-5295

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 11, 2021

The Board of Directors of Retractable Technologies, Inc. solicits your vote for the virtual Annual Meeting to be held by webcast at www.virtualshareholdermeeting.com/RVP2021 on the 11th day of May, 2021 at 10:00 a.m. Central time and for any adjournment thereof.

A Notice of Internet Availability of Proxy Materials and other appropriate proxy materials (to those requesting paper copies) were mailed to shareholders on March 31, 2021.

The Board of Directors is asking you to vote on: 1) the election of three Class 1 Directors; and 2) the approval of the 2021 Stock Option Plan.

VOTING INFORMATION

How do I vote?

You may vote your shares in any of the following four ways:

Vote during the virtual Annual Meeting

You will be able to participate in the webcast of the Annual Meeting, vote your shares electronically, and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/RVP2021 and entering your 16-digit control number. Online access will open shortly prior to the start of the Annual Meeting to allow time for you to log in.

Vote by Internet

To vote now by internet, go to www.proxyvote.com. Have your 16-digit control number available and follow the instructions.

Vote by Mail

You can vote by mail by returning the enclosed proxy card, if applicable, or requesting a paper copy of the materials, which will include a proxy card.

Vote by Phone

You can vote by phone by calling 1-800-690-6903. Have your 16-digit control number available and follow the instructions.

Your 16-digit control number is located on your proxy card or the Notice of Internet Availability of Proxy Materials. If you received more than one Notice or proxy card, this means you, or persons with whom you share an address, have more than one account. If you do not plan to vote in person, we encourage you to vote using all your proxy cards and/or control numbers.

Who may vote?

All shareholders of record of Common Stock on March 12, 2021, the record date, are entitled to vote.

May I change my vote?

You may change your vote even after you have submitted your proxy by (1) voting again by Internet or telephone; (2) sending a written statement revoking your proxy to the Secretary of the Company; (3) submitting a properly signed proxy with a later date; or (4) voting during the virtual Annual Meeting.

How does the Board recommend I vote?

The Board of Directors recommends that you vote “For All” in the election of Class 1 Directors and “For” the approval of the 2021 Stock Option Plan.

If appointed by you, the proxy holders will vote your shares as you direct with regard to the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by the Board of Directors. Unless you indicate otherwise, the proxy holders are also authorized to vote your shares on any matters that are not known by the Board of Directors as of the date of this Proxy Statement and that may be properly presented for action at the Annual Meeting.

What if I do not provide voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your broker, your broker will not be permitted to vote on your behalf for the election of directors. For your vote to be counted, you need to communicate your voting decisions to your broker, bank, or other financial institution as soon as possible and before May 11, 2021.

How many votes are required?

For the election of Directors, a plurality is required for the election of each nominee. For the approval of the 2021 Stock Option Plan, the affirmative vote of the holders of a majority of the votes cast on the proposal is required.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of all the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Each share of Common Stock entitles the holder to one (1) vote per share. On March 12, 2021, there were 33,982,604 outstanding shares of Common Stock.

Abstentions will be considered present for purposes of calculating the vote but will not be considered to have been voted in favor of the matters voted upon, and broker non-votes will not be considered present for purposes of calculating the votes.

Are there any special attendance requirements for attending the virtual meeting?

You must have your 16-digit control number to log into the virtual meeting. If you do not have your control number, you will not be granted access. If you are a beneficial owner, please contact your broker for your control number.

Who pays the expenses incurred in connection with the solicitation of proxies?

The Company will pay the cost of soliciting proxies. In addition to the use of the U.S. mail, proxies may be solicited by the Directors, Officers, and employees of the Company without additional compensation, by personal interview, telephone, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks, and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses.

Who may I contact with questions?

Shareholders with questions are encouraged to contact Michele M. Larios, Secretary and General Counsel of the Company, at 511 Lobo Lane, Little Elm, Texas 75068, or by telephone at (888) 806-2626.

PROPOSAL 1

THE ELECTION OF THREE CLASS 1 DIRECTORS

The Board of Directors has determined that the Board shall be comprised of six members. Currently, the Board is divided into two classes currently consisting of three Class 1 members and three Class 2 members. The Board of Directors has nominated Marco Laterza, Darren E. Findley, and Amy Mack to serve as Class 1 Directors. All nominees currently serve as Class 1 Directors. Generally, Directors serve for two year terms. If the nominees are elected, the Class 1 Director nominees will hold office until the 2023 annual meeting, when their respective successors are elected and qualified, or upon their earlier retirement, resignation, or removal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” IN THE ELECTION OF CLASS 1 DIRECTORS.

The biographies below describe the qualifications, experience, attributes, and skills that led the Board to determine that it is appropriate for each person to serve as a Director.

THOMAS J. SHAW

Class 2 Director

Founder, Chairman of the Board, President, Chief Executive Officer, and Class 2 Director

Director since our inception

Age 70

Thomas J. Shaw, our Founder, has served as Chairman of the Board, President, Chief Executive Officer, and Director since our inception. We believe it is appropriate for Mr. Shaw to continue to serve as a Director and as the Chairman of the Board because of his deep knowledge of the strengths and weaknesses of our products (as their primary inventor) and of the Company (as its Founder). Further, his strategic knowledge of the Company and its competitive environment arising from his ongoing services as its CEO is vital to the successful supervision of the Company by the Board of Directors. Finally, Mr. Shaw’s educational background in both Engineering and Accounting is helpful to Board deliberations. In addition to his duties overseeing our Management, he continues to lead our design team in product development of other medical safety devices that utilize, among other things, his unique patented friction ring technology. Mr. Shaw has extensive experience in industrial product design and has developed several solutions to complicated mechanical engineering challenges.

MARCO LATERZA

Nominee for Class 1 Director

Director since 2005

Age 73

Marco Laterza joined us as a Director effective as of March 22, 2005. We believe it is appropriate Mr. Laterza continue to serve as a Director because of his skills as a CPA as well as his decades of experience in advising individuals and entities with regard to corporate planning and financial issues. Such skills and experience provide a valuable contribution in his role as the designated financial expert on the Audit Committee as well as provide valuable independent accounting advice to the Board. Since 2015, Mr. Laterza has owned and operated an accounting practice and income tax consulting practice. From 1988 through 2014, Mr. Laterza owned and operated a public accounting practice. His practice included corporate, partnership and individual taxation, compilation/review of financial statements, financial planning, business consulting, and trusts and estates. Formerly, Mr. Laterza was employed in a number of positions from 1977 to 1985 with El Paso Natural Gas Company eventually serving as its Director of Accounting.

AMY MACK

Nominee for Class 1 Director

Director since 2007

Age 53

Amy Mack joined us as a Director on November 19, 2007. We believe it is appropriate that Ms. Mack continue as a Board member due both to her experience as a nurse (the primary retail user of our products) as well as her experience in running her own company. Since April of 2000, she has been the Secretary of EmergiStaff & Associates, a nursing agency, and she served as the Chief Nursing Officer of EmergiStaff & Associates from 2000 to 2010. From 2003 to 2010, she was the owner and Aesthetics Nurse Specialist for Spa O2 & Medical Aesthetics. Ms. Mack has served as an emergency room nurse in various emergency rooms throughout her career as a nurse.

WALTER O. BIGBY, JR.

Class 2 Director

Director since 2012

Age 56

Walter O. Bigby, Jr. has served on our Board of Directors since July 2012. We believe it is appropriate for Mr. Bigby to continue to serve as a Director due to his experience in owning and operating healthcare-related businesses. Mr. Bigby’s experience includes ownership of several small businesses, including hospitals, nursing homes, commercial real estate, and office equipment providers.  Mr. Bigby has owned and operated Bastrop Rehabilitation Hospital, a rehabilitation hospital in Louisiana, since 2001.  He is currently a minority interest owner in a nursing home in Louisiana.  In 1995, Mr. Bigby sold his home health agency to Columbia HCA and remained a contract employee of the company (Hayden Health, Inc.) for three years developing other home health markets.  Mr. Bigby has over a decade of experience operating healthcare businesses heavily regulated by Federal agencies and has experience with Medicare and Medicaid.

DARREN E. FINDLEY

Nominee for Class 1 Director

Director since 2017

Age 57

Darren E. Findley has served on our Board of Directors since September 2017. He has over thirty years of experience in recruiting, talent, and engagement solutions experience. He is President of Engage2Excel, where he leads the recruitment solutions team. Mr. Findley worked at AMN Healthcare from May 2015 to May 2016, as vice president and general manager of recruitment process outsourcing. In this role, his primary focus was growing the business segment and delivering top talent into healthcare facilities. Prior to AMN Healthcare, his roles included vice president and managing director of recruitment solutions at IBM/Kenexa from July 1999 to May of 2015, where he managed a $35 million portfolio and led global recruitment-outsourcing programs for clients, including UnitedHealth Group, US Steel, Flowserve, Allstate Insurance, Express Scripts and Sprint PCS. In 2016, he was hired by Engage2Excel. He holds a BBA from Harding University. We believe it is appropriate for Mr. Findley to continue to serve as a Director because he has decades of management experience and brings a unique perspective to the Board with experience in recruitment and staffing for healthcare and other industries.

JOHN W. FORT III

Class 2 Director

Vice President, Treasurer, and Chief Financial Officer; Class 2 Director

Director since 2019

Age 52

On April 1, 2019, John W. Fort III was elected Vice President, Treasurer and Chief Financial Officer and was appointed to fill a vacancy on the Board of Directors for Class 2 Director. Mr. Fort joined us in March of 2000 as a Financial Analyst and served as our Director of Accounting from October of 2002 until April 1, 2019. His primary responsibilities in his role as Director of Accounting included managing the day-to-day operations of the Accounting and Finance Department and coordination of the annual audits, and interim reviews by our independent accountants, as well as our cost accounting and forecasting functions. Mr. Fort is currently responsible for our financial, accounting, investor relations, information technology, risk management, and forecasting functions. We believe it is appropriate for Mr. Fort to continue to serve as a Director because of his experience.

Non-Director Executive Officers

RUSSELL B. KUHLMAN

Vice President, Sales Development

Age 67

Russell B. Kuhlman joined us in February 1997 and is our Vice President, Sales Development. Mr. Kuhlman ceased being an executive officer on March 16, 2021 but retains his title as Vice President. Mr. Kuhlman is responsible for development of national and international customers, and liaison with GPOs and product training for our sales organization, as well as distribution. Mr. Kuhlman’s efforts with us have resulted in bringing onboard specialty distributors, influencing legislation, and educating influential healthcare representatives about the benefits of our product line. Mr. Kuhlman is respected throughout the industry and is a main contributor to the safety effort in this country.

MICHELE M. LARIOS

Vice President, General Counsel, and Secretary

Age 54

Michele M. Larios joined us in February 1998 and currently serves as our Vice President, General Counsel, and Secretary. Ms. Larios is responsible for our legal and legislative, human resource, and regulatory functions. In addition to working on all legal matters, both internally and with outside counsel, Ms. Larios oversees work on any pertinent legislative issues and all relevant regulatory matters.

There are no family relationships among the above persons.

No Directors hold Directorships in other reporting companies.

CORPORATE GOVERNANCE

The Board of Directors has the responsibility for establishing corporate policies and for our overall performance, although it is not involved in day-to-day operations. Currently, over half of the Directors serving on our Board of Directors are independent as defined in Section 803 of the Company Guide of the NYSE American LLC (“NYSE American”). Our current independent Directors are Marco Laterza, Amy Mack, Walter O. Bigby, Jr., and Darren E. Findley.

The Board of Directors meets quarterly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the Board of Directors met five times. No incumbent director attended fewer than 75% of the aggregate of meetings of the Board of Directors and the Committees on which he or she served in 2020. The Board of Directors has established standing Audit, Compensation and Benefits, and Nominating Committees. Each Committee has a written charter, which is available on our website at www.retractable.com.

We have a policy encouraging Board members’ attendance at Annual Meetings. All members of the Board attended the 2020 virtual Annual Meeting in person or via remote communication.

Board Leadership Structure and Role in Risk Oversight

Our leadership structure combines the roles of the Chairman of the Board ("Chairman") and Chief Executive Officer ("CEO"). We believe it is in the shareholders' best interests for Thomas J. Shaw to serve in this dual role as CEO and Chairman. This structure fosters an important unity of leadership between the Board and Management and enables the Board to organize its functions and conduct its business in the most efficient and effective manner. As founder of the Company and primary inventor of our products, Thomas J. Shaw has a unique understanding of our operations and the anticompetitive environment in which we operate, which understanding is necessary to perform the dual role of CEO and Chairman.

We have no lead independent director due to the small size of the Board and due to the fact that the independent directors currently carry out their responsibilities effectively.

The primary responsibility for the identification, assessment, and management of the various risks that we face belongs with Management. The Board oversees these risks. For instance, at every meeting, the Board reviews the principal factors influencing our operating results, including the competitive environment and ongoing litigation, and discusses with our executive officers the major events, activities, and changes affecting the Company. The oversight of risks also occurs at the committee level. For instance, pursuant to its charter, the Audit Committee is charged with reviewing and discussing financial risk exposures with Management and the measures Management has taken to monitor and control such exposures. Our Chairman, because of his dual role as CEO, is able to ensure that risks facing the Company are appropriately brought to the Board and/or its committees for their review.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee represents and assists the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices and legal compliance of the Company. The Audit Committee has general responsibility for oversight of the accounting and financial processes of the Company, including oversight of: (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the Company’s compliance with legal and regulatory requirements, and (3) the qualification and independence of the Company’s auditors and the performance of the annual audit and interim reviews of the Company’s financial statements by the independent auditors. The Audit Committee also provides an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors. The Audit Committee met a total of seven times in 2020. The members of the Audit Committee are independent as defined by the listing standards of the NYSE American. The Audit Committee currently consists of Marco Laterza, Walter O. Bigby, Jr., and Darren E. Findley. Marco Laterza currently serves as its designated Audit Committee Financial Expert.

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with Management. The Audit Committee discussed with Moss Adams LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from Moss Adams LLP required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence and discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions with Moss Adams LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31,2020 for filing with the SEC.

Marco Laterza
WALTER O. BIGBY, jR.
DARREN E. FINDLEY

Nominating Committee

The Nominating Committee assists the Board of Directors by identifying qualified candidates for Director positions, recommending Director nominees for the annual meetings, recommending candidates for election by the Board of Directors to fill vacancies on the Board, and recommending Director nominees for Committees upon request of the Board. The Nominating Committee met one time in 2020. The Nominating Committee currently consists of Marco Laterza, Amy Mack, Darren E. Findley, and Walter O. Bigby, Jr. All members of our Nominating Committee are independent as defined by the NYSE American’s listing standards.

Director Nomination Policies

It is the policy of the Nominating Committee to consider all bona fide candidates recommended by shareholders for nomination for election to the Board. The Committee considers such candidates using the same screening criteria as are applied to all other potential nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner.

Nominees properly submitted by any shareholder will be considered for recommendation by the Nominating Committee to the Board of Directors and for recommendation by the Board to the shareholders in our Proxy Statement. The procedure to be followed by shareholders in submitting such recommendations for the next Annual Meeting is set forth in detail herein in the section entitled “2022 ANNUAL MEETING.”

We establish, through our Nominating Committee, selection criteria that identifies desirable skills and experience for prospective Board members, including those properly nominated by shareholders. The Nominating Committee has no formal policy with regard to the consideration of diversity in identifying nominees for director. The Nominating Committee and Board broadly define diversity to include diversity of professional experience and viewpoint, as well as diversity of race, gender, nationality, and ethnicity. The Board, with the assistance of the Nominating Committee, selects potential new Board members using the criteria and priorities established from time to time based upon the needs of the Company. The composition, skills, and needs of the Board change over time and will be considered in establishing the desirable profile of candidates for any specific opening on the Board of Directors.

At a minimum, recommended nominees by the Nominating Committee for service on the Board must be well regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with our business, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public company board of directors. The Nominating Committee will also consider such qualities as independence from the Company. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

The Nominating Committee considers nominees recommended by Board members, Management, and the shareholders. It is further empowered, when necessary in its judgment, to retain and compensate third party search firms to assist in identifying or evaluating potential nominees.

The Class 1 Director nominees herein were recommended by the Nominating Committee and approved by the Board of Directors.

Compensation and Benefits Committee

The Compensation and Benefits Committee has authority over the following responsibilities: discharging the Board of Directors’ responsibilities relating to the compensation of our executive officers and Directors; preparing, if necessary, an annual report on compensation and such other reports that may be required; and administering our equity and other incentive compensation plans, if any. Changes in the amount and/or form of compensation to executive officers are not generally pursued unless first proposed by Management. The committee’s authority may not be delegated except back to the full Board of Directors. No compensation consultants were engaged during 2020.

The Compensation and Benefits Committee met two times during 2020. The Compensation and Benefits Committee currently consists of Marco Laterza, Amy Mack, Walter O. Bigby, Jr., and Darren E. Findley. All members of our Compensation and Benefits Committee are independent as defined by the NYSE American listing standards.

Code of Ethics

Effective as of August 11, 2020, we adopted a restated code of ethics that applies to all employees, including, but not limited to, our principal executive and financial officers. Our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interests between personal and professional relationships;

2.	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

3.	Compliance with applicable governmental laws, rules, and regulations;

4.	The prompt, internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.	Accountability for adherence to the code.

A copy of the code is posted on our website at www.retractable.com. Please follow the link to “Investors” then click “Governance” then click “Charters,” then select “RVP Corporate Code of Conduct.” Any amendment to this code or waiver of its application to the principal executive officer, principal financial officer, principal accounting officer, or controller or similar person shall be disclosed to investors by means of a Form 8-K filing with the SEC.

As set forth in the Code of Business Conduct and Ethics, all employees and Directors are generally prohibited from engaging in short sales, transactions in puts, calls, or other derivative securities, or hedging transactions related to the Company’s securities.

Communications with the Board of Directors

The Board of Directors has established a Disclosure Representative Policy and a standing Disclosure Representative position. It is our policy that the Disclosure Representative serves as the primary contact for shareholders and others desiring to communicate directly with the Board of Directors. It is further our policy that all communications addressed to the Board of Directors or the Disclosure Representative are sent to all Board members. The current Disclosure Representative is Mr. Marco Laterza. Communications intended for the Board of Directors should be in writing, addressed to the attention of the “Disclosure Representative” or Mr. Marco Laterza, and sent to 511 Lobo Lane, Little Elm, Texas 75068-5295.

Shareholders may also contact Michele M. Larios, Secretary and General Counsel of the Company, who will respond to questions individually unless the question is directed to the full Board of Directors or the Disclosure Representative.

Certain Relationships and Related Transactions

We believe that all of the transactions set forth below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. In accordance with our Audit Committee Charter, the Audit Committee has reviewed and approved all related party transactions. In particular, the Audit Committee reviews all proposed transactions where the amount involved meets or exceeds $120,000.

In 1995, Thomas J. Shaw, President, Chief Executive Officer, and shareholder holding more than 5% of the outstanding Common Stock, contracted with us under the Technology Licensing Agreement for the exclusive worldwide licensing rights to manufacture, market, sell, and distribute retractable medical safety products. A royalty of 5% of gross sales of all licensed products sold to customers over the life of the Technology Licensing Agreement is paid. Additionally, if the Company sublicenses the technology and the sublicensee’s customers are not known to the Company, then Mr. Shaw shall be entitled to receive from the Company fifty percent (50%) of the royalties actually paid to the Company by such sublicensee. Royalties of $4,423,970 and $3,297,701 were paid to Thomas J. Shaw in 2020 and 2019, respectively. As of March 12, 2021, total of $1,973,781 in royalties relating to 2020 sales have been paid to Mr. Shaw during 2021.

Delinquent Section 16(a) Reports

On October 29, 2020, Thomas J. Shaw filed a Form 4 which listed three transactions executed by his broker under a Rule 10b5-1 Purchase Plan which were considered not to be timely reported under Section 16(a). Mr. Shaw filed the Form 4 on the date he learned about the purchases.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of March 12, 2021, for each person known by us to own beneficially 5% or more of the voting capital stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common Stock	Thomas J. Shaw(2) 511 Lobo Lane Little Elm, TX 75068	15,656,660	46.1%

(1)       The Percent of Class is calculated by dividing the Amount of Beneficial Ownership, as shown in the table above, by the sum of the total outstanding Common Stock (33,982,604 shares).

(2)       1,080,000 of the shares owned by the August 2010 Family Trust are controlled by Mr. Shaw pursuant to a Voting Agreement. These shares are voted by Mr. Shaw until such time as they are sold. Additionally, Mr. Shaw has investment power over 500,000 shares of Common Stock as Trustee pursuant to a trust agreement for the benefit of a family member.

Security Ownership of Management and Directors

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of March 12, 2021, for each Named Executive Officer specified by Item 402 of Regulation S-K (i.e., our CEO, CFO, and three other highest paid officers) and Director of the Company. Except pursuant to applicable community property laws or as otherwise discussed below, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock
As a Group	Named Executive Officers and Directors	16,805,560	49.5%
As Individuals	Thomas J. Shaw(2)	15,656,660	46.1%
	Michele M. Larios(3)	861,000	2.5%
	John W. Fort III(4)	9,900	<1%
	Marco Laterza(5)	95,000	<1%
	Walter O. Bigby, Jr.	95,000	<1%
	Amy Mack(6)	50,000	<1%
	Darren E. Findley	4,200	<1%
	Kathryn Duesman(7)	20,700	<1%
	Russell B. Kuhlman(8)	13,100	<1%

(1)       The Percent of Class is calculated for the individuals holding Common Stock by dividing each beneficial owner's Amount of Beneficial Ownership, as shown in the table above, by the sum of the total outstanding Common Stock (33,982,604 shares) plus that beneficial owner's stock equivalents (options), if any. The Percent of Class is calculated for the "As a Group" row by totaling all of the Percent of Class percentages appearing in the chart.

(2)       1,080,000 of the shares owned by the August 2010 Family Trust are controlled by Mr. Shaw pursuant to a Voting Agreement. These shares are voted by Mr. Shaw until such time as they are sold. Additionally, Mr. Shaw has investment power over 500,000 shares of Common Stock as Trustee pursuant to a trust agreement for the benefit of a family member.

(3)       1,000 of these shares are owned by Ms. Larios’ children. 800,000 of these shares are owned by trusts for the benefit of non-family members for which Ms. Larios serves as trustee.

(4)       These shares are acquirable by the exercise of stock options.

(5)       25,000 of these shares are acquirable by the exercise of stock options.

(6)       These shares are acquirable by the exercise of stock options.

(7)       Ms. Duesman is not an executive officer, but qualifies as a “named executive officer” by virtue of Item 402(m)(2)(iii) of Regulation S-K.

(8)       Mr. Kuhlman was a Named Executive Officer on March 12, 2021.

There are no arrangements, the operation of which would result in a change of control of the Company, other than:

1. The 1,080,000 shares owned by the August 2010 Family Trust shall cease to be controlled by Mr. Shaw under the Voting Agreement upon their sale to a third party for value; and

2. Mr. Shaw has voting control over 15,156,660 shares of the currently outstanding shares of the Common Stock (44.6%) and investment power over 14,576,660 shares (42.9%) and total beneficial ownership of 46.1% of the currently outstanding shares of the Common Stock. Assuming the exercise of all vested options and conversion of all outstanding preferred shares, Mr. Shaw would have beneficial ownership of 45.5% of the Common Stock.

COMPENSATION

Compensation Discussion and Analysis

The Objectives of Our Compensation Plan

Our executive officer compensation program (the “Compensation Program”) is based on the belief that competitive compensation is essential to attract, retain, motivate, and reward highly qualified and industrious executive officers. Our Compensation Program is intended to accomplish the following:

•	attract and retain highly talented and productive executive officers;
•	provide incentives and rewards for superior performance by the executive officers; and
•	align the interests of executive officers with the interests of our shareholders.

Our Compensation Program is designed to reward both superior long-term performance by our executive officers and their loyalty.

Elements of Compensation

To achieve these objectives, the Compensation and Benefits Committee has approved an executive officer compensation program that consists of three basic components:

•	base salary;
•	short-term incentive compensation in the form of cash bonuses; and
•	medical, life, and benefit programs (which are generally available to all employees).

Historically, the Company also offered periodic long-term incentive compensation in the form of stock options. Our 2008 Stock Option Plan expired on July 25, 2018. Pursuant to this proxy statement, we are soliciting shareholder approval to implement a new long-term compensation plan, the 2021 Stock Option Plan.

Executive compensation is not based on the individual’s contribution to specific, quantitative corporate objectives due to the fact that we compete in a market environment where significant achievement or performance is not always correlated with corporate results.

Base Salary

We choose to pay a significant component of our compensation in base salary due to the fact that our ability to grow has been constrained by larger market players. Until such time as we believe that we have consistent access to the market, we believe that it is appropriate to weigh our Compensation Program heavily in favor of base salaries rather than incentive compensation.

Management establishes the initial recommendations regarding compensation for all employees. Executive compensation remains the same until there is a review of such compensation by the Compensation and Benefits Committee. Additionally, the Compensation and Benefits Committee sets the compensation for new officers. Compensation, other than that of the Chief Executive Officer, has generally not been reviewed annually. Under the terms of Mr. Shaw’s employment agreement, his compensation is reviewed annually.

The base salary for each of our executive officers is subjectively determined primarily on the basis of the following factors: experience, individual performance, contribution to our performance, level of responsibility, duties and functions, salary levels in effect for comparable positions within and without our industry, and internal base salary comparability considerations. However, salaries can also be affected by our long-term needs.

Cash Bonuses

From time to time and when our cash reserves allow, we grant cash bonuses in order to reward significant efforts or the accomplishment of short term goals. The bonuses, when paid, are paid on a discretionary basis as determined by the Compensation and Benefits Committee.

Long-Term Incentives: Stock Options

Our 2008 Stock Option Plan expired on July 25, 2018. As discussed in greater detail in Proposal 2, we are proposing the approval of the 2021 Stock Option Plan.

Stock options align the interests of executive officers with those of shareholders and to provide each executive officer with a significant incentive to manage from the perspective of an owner with an equity stake in the Company.

Generally, option awards to executive officers are granted by the Compensation and Benefits Committee and for others are granted at the discretion of the Board. The Committee (or Board, as applicable) considers, among other factors, our financial condition and the expected expense of the grants.

Each stock option grant to employees allows the employee to acquire shares of Common Stock at a fixed price per share (never less than the closing stock price of the Common Stock on the date of grant or the prior trading day, as applicable) for a fixed period (usually ten years). Options generally vest based on a time-based formula. Accordingly, stock option grants provide a return to the employee only if the employee remained employed by us during the vesting period, and then only if the market price of the underlying Common Stock appreciates.

Awards are granted on the basis of historical performance. There is no discretion to change the awards once granted. The Company adopted a Clawback Policy on March 16, 2021 to address recoupment of any incentive compensation granted based on the attainment of certain financial measures in the event of certain restatements of the Company’s financial statements.

Shareholder Advisory Votes

A majority of the advisory votes cast in 2019 on the executive compensation proposals were voted in favor of the executive compensation and three-year frequency of shareholder advisory votes on compensation.

The Compensation and Benefits Committee will continue to take into account the outcome of these advisory votes when making compensation decisions for the named executive officers.

Factors We Consider in Determining to Change Compensation Materially

We consider our cash position, current liquidity trends, and the short-term and long-term needs for cash reserves when evaluating whether we can change compensation materially at a given time. On an individual-by-individual basis, we also consider the value of past option compensation, the competitiveness of that individual’s base salary, and that individual’s contribution to our goals. On occasion, we engage compensation consultants as well. Longnecker Associates was engaged in January 2021 to review increases in compensation and new option grants to our principal executive officer, principal financial officer, and general counsel. Its report presented a market analysis for our three executive officers’ base salary, annual incentives, and long-term incentives.

The Impact of the Accounting and Tax Treatments

Stock options granted to executives and other employees have been expensed for accounting purposes under the Stock Compensation Topic of the Financial Accounting Standards Board Accounting Standards Codification. We have expensed all of our past option costs. Stock option expense is not recognized for tax purposes, except in the case of non-qualified stock options. For non-qualified stock options, the intrinsic value of the option is recognized when the option is exercised.

Section 162(m) of the Internal Revenue Code has not historically been a material concern since our executives have not been compensated over $1 million in past years.

Compensation Pursuant to Employment Agreement

We have an Employment Agreement with Mr. Thomas J. Shaw (the “Employment Agreement”). No other executives or Directors are compensated pursuant to employment agreements.

The Employment Agreement provides for an initial period of three years which ended December 31, 2010 and automatically and continuously renews for consecutive two-year periods. The Employment Agreement is terminable either by us or Mr. Shaw upon 30 days’ written notice or upon Mr. Shaw’s death. The Employment Agreement details a variety of causes for termination and payments owed to Mr. Shaw in each case.

The Employment Agreement dated January 1, 2008 provides for an annual salary of at least $416,400 with an annual salary increase equal to no less than the percentage increase in the CPI over the prior year. The Employment Agreement requires that Mr. Shaw’s salary be reviewed by the Compensation and Benefits Committee annually, which shall make such increases as it considers appropriate. In 2021, the Compensation and Benefits Committee relied upon a report from a compensation consultant to increase Mr. Shaw’s 2021 salary to $1,000,000.

Under the Employment Agreement, we are obligated to provide certain benefits, including, but not limited to, participation in qualified pension plan and profit-sharing plans, participation in the Company's Cafeteria Plan and other such insurance benefits provided to other executives, paid vacation, and sick leave. We are also obligated to furnish him with a cellular telephone and suitable office space as well as reimburse him for any reasonable and necessary out of pocket travel and entertainment expenses incurred by him in carrying out his duties and responsibilities, membership dues to professional organizations, and any business-related seminars and conferences.

Mr. Shaw has the right under this agreement to resign in the event that there is a change of control. A “Change of Control” shall be deemed to have occurred on either of the following dates: (i) the date any one person (other than Mr. Shaw), or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total possible voting power of the stock of the Company (assuming the immediate conversion of all then outstanding convertible preferred stock) or (ii) the date a majority of members of the Board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election. Mr. Shaw further has the right to resign if there is a change in ownership. A change in ownership is defined to have occurred on the date that any one person (other than Mr. Shaw) or more than one person acting as a group acquires ownership of the Company’s stock that, together with the stock previously held by such person or group, constitutes more than 50% of the total fair market value or total voting power (assuming the immediate conversion of all then outstanding convertible preferred stock) of the Company. In such event Mr. Shaw is entitled to salary through the date of termination, salary for 24 months, reimbursement of expenses, and applicable benefits.

Compensation Committee Report

The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with Management, and, based on the review and discussions referred to in paragraph (e)(5)(i)(A) of Item 407 of Regulation S-K, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

WALTER O. BIGBY, JR.
AMY MACK
MARCO LATERZA
DARREN E. FINDLEY

The following Summary Compensation Table sets forth the total compensation paid or accrued by us over the past three fiscal years to or for the account of the named executive officers:

Summary Compensation Table for 2018-2020

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(3)	Total ($)
Thomas J. Shaw	2018	490,247	—	5,500	495,747
President and CEO	2019	499,526	—	5,600	505,126
(principal executive officer)	2020	511,016	—	5,700	516,716

Michele M. Larios	2018	350,000	—	5,500	355,500
Vice President,	2019	350,000	—	2,962	352,962
General Counsel	2020	350,000	—	1,015	351,015

John W. Fort III(1)	2019	200,000	—	923	200,923
Vice President, CFO	2020	200,000	—	4,000	204,000
(principal financial officer, principal accounting officer)

Russell B. Kuhlman	2018	148,728	—	2,857	151,585
Vice President, Sales	2019	148,728	—	2,968	151,696
Development	2020	153,649	—	3,062	156,711

Kathryn M. Duesman(2)	2018	174,999	—	3,359	178,358
Vice President of	2019	174,999	—	3,493	178,492
Clinical Affairs	2020	180,912	100,000	3,608	284,520

(1)                Mr. Fort’s 2019 salary includes his salary from his former position as Director of Accounting of the Company. Mr. Fort became a named executive officer on April 1, 2019.

(2)                Ms. Duesman is not an executive officer, but qualifies as a “named executive officer” by virtue of Item 402(m)(2)(iii) of Regulation S-K.

(3)                Represents the 401(k) matching contributions of the Company.

Narrative Disclosure to Summary Compensation Table

Please see Compensation Pursuant to Employment Agreement above and POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL below for terms of our only employment agreement in effect.

Salary represents a substantial portion of the total compensation for all named executive officers. This form of payment had been favored by the Company over equity awards due to the market environment in which the Company has historically operated. As 2020 was an unusually profitable year, the Company is recommending the approval of the 2021 Stock Option Plan to enable future grants of equity awards.

Outstanding Equity Awards at Fiscal Year-End

The following Outstanding Equity Awards at Fiscal Year-End Table sets forth information regarding unexercised options held by the named executive officers as of December 31, 2020.

Name	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price ($)	Option Expiration Date
Thomas J. Shaw
President, CEO
(principal executive officer)	—	—	—

Michele M. Larios
Vice President,
General Counsel	—	—	—

John W. Fort III
Vice President, CFO
(principal financial officer, principal accounting officer)	9,900	$2.75	09/09/2026

Russell B. Kuhlman
Vice President, Sales Development	—	—	—

Kathryn M. Duesman
Vice President of Clinical Affairs	—	—	—

Option Exercised in 2020

The following Options Exercised table sets forth information regarding options exercised by the named executive officers in 2020.

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)
Thomas J. Shaw
President, CEO
(principal executive officer)	—	—

Michele M. Larios
Vice President,
General Counsel	50,000	$223,000

John W. Fort III
Vice President, CFO
(principal financial officer, principal accounting officer)	—	—

Russell B. Kuhlman
Vice President, Sales Development	13,100	$91,569

Kathryn M. Duesman
Vice President of Clinical Affairs	20,700	$208,863

(1)                Calculated as the aggregate difference between the closing price of the Company’s Common Stock on the date of exercise and the exercise price. This amount may not reflect the sale, if any, of the resulting Common Stock.

401(k) Plan

We do not have a pension plan other than the 401(k) plan which is available to all employees on the first day of the third month following the date of employment.

We implemented an employee savings and retirement plan (the “401(k) Plan”) in 2005 that is intended to be a tax-qualified plan covering substantially all employees. Under the terms of the 401(k) Plan, employees may elect to contribute up to 88% of their compensation, or the statutory prescribed limit, if less. We may, at our discretion, match employee contributions. We made matching contributions of $145,146 in 2018, of which $22,716 were to named executive officers. We made matching contributions of $117,917 in 2019, of which $18,064 were to named executive officers. We made matching contributions of $162,008 in 2020, of which $17,385 were to named executive officers.

Potential Payments upon Termination or Change of Control

Other than the information set forth below for Mr. Shaw, no other named executive officer has a contract in place for termination or change of control payments.

The following table identifies the types and amounts of payments that shall be made to Thomas J. Shaw, our CEO, in the event of a termination of his employment or a change of control per his Employment Agreement. Such payments shall be made by us and shall be one-time, lump sum payments except as indicated below. In 2020, no other contract existed for payments upon termination or change of control.

Payment Triggering Event(1)	Salary Through Trigger Event Date(2)	Amounts Owed Under Benefit Plans(3)	Reimbursement of Expenses	Undiscounted Salary For a Period of 24 Months	Payment Equal to 90 Days’ Salary	Value of Payments(4)
Death	x	x	x	—	—	—

Disability	x	x	x	1,022,103	—	1,022,103

Termination With Cause	x	—	x	—	—	—

Termination Without Cause	x	x	x	1,022,103	—	1,022,103

Resignation (Other Than After a Change of Control)	x	x	x	—	126,359	126,359

Resignation (After a Change of Control)	x	x	x	1,022,103	—	1,022,103

(1)       The above payments would be paid under Mr. Shaw's agreement at certain times assuming the termination or change of control occurred December 31, 2020. Any payments arising as a result of disability or resignation would be paid no sooner than six months and one day from the termination date but no later than seven months from the termination date. Any payments arising as a result of death would be paid no later than the 90th day following the death. Payments arising as a result of termination with cause or termination without cause would be paid no later than the 30th day following the date of termination, except that any amount due in excess of an amount equal to the lesser of: i) two times annual compensation or ii) two times the limit on compensation under section 401(17) of the Internal Revenue Code of 1986 shall be paid no earlier than six months and one day after the date of termination but in no event later than seven months after the date of termination. Under Mr. Shaw's agreement, Mr. Shaw has agreed to a one-year non-compete, not to hire or attempt to hire employees for one year, and not make known our customers or accounts or to call on or solicit our accounts or customers in the event of termination of his employment for one year unless the termination is without cause or pursuant to a change of control. However, it is not clear that the above payments are conditioned on the performance of these contractual obligations.

(2)       Mr. Shaw is paid every two weeks. Therefore, the maximum value for this column in the event the triggering event took place immediately prior to a scheduled payment date is two weeks’ salary ($19,656).

(3)       Mr. Shaw participates in our benefit plans which do not discriminate in scope, terms, or operation in favor of executive officers. Such plans are generally available to all salaried employees. Accordingly, the value of such payments is not included in the “Value of Payments” column.

(4)       This value does not include payments under our benefit plans for reasons set forth in footnote 3 above. In addition, this value assumes that the triggering event occurred on December 31, 2020. Authorized payments under the Employment Agreement are also capped to one dollar less than the amount that would cause Mr. Shaw to be the recipient of a parachute payment under Section 280G(b) of the Internal Revenue Code.

Compensation of Directors

The following table identifies the types and amounts of compensation earned by our current and former Directors (with the exception of those that are named executive officers as described in footnote 1 to the table) in the last Fiscal Year:

Name(1)	Fees Earned or Paid in Cash	Total
Marco Laterza	$6,000	$6,000
Amy Mack	$4,000	$4,000
Walter O. Bigby, Jr.	$6,000	$6,000
Darren E. Findley	$6,000	$6,000

(1)       Thomas J. Shaw and John W. Fort III are named executive officers who were also Directors in 2020. Their compensation is reflected in the Summary Compensation and other tables presented earlier.

In 2020, we set the non-employee Directors’ compensation as follows: if they do not live in North Texas and travel to attend Board meetings, $1,500 per meeting (plus reimbursed travel expenses) and otherwise, $1,000 per meeting. If they participate in Board meetings by phone, then the compensation is $250 per meeting. We do not pay any additional amounts for committee participation or special assignment. However, our policy varying fees based on method of participation has been suspended indefinitely, beginning with the March 2020 meeting. Due to the COVID-19 pandemic, we have required telephonic meetings for the Board of Directors and all committees. As such, we determined it appropriate to pay $1,000 (or $1,500, as applicable) per telephonic Board meeting until Management determines that health conditions would permit in-person meetings.

Generally, employee Directors are compensated on an at-will basis as discussed in the Compensation Discussion and Analysis. However, one employee, Mr. Thomas J. Shaw, our President and CEO, is compensated pursuant to an Employment Agreement. Please see “Compensation Pursuant to Employment Agreement”, set forth above for an in-depth summary of the terms of such agreement.

Compensation Committee Interlocks and Insider Participation

The Compensation and Benefits Committee is currently composed of Walter O. Bigby, Jr., Amy Mack, Marco Laterza, and Darren E. Findley. Each of these members of this committee is an independent Board member and none have ever been employees of the Company.

There are no interlocking Directors or executive officers between us and any other company. Accordingly, none of our executive officers or Directors served as a Director or executive officer for another entity whose executive officers or Directors served on our Board of Directors.

Compensation Policies and Practices As They Relate To Risk Management

We do not believe that risk-taking incentives are created by our compensation policies. We do not have business units. We believe that our compensation expense is a reasonable percentage of revenues overall. We have not set specific performance criteria for the award of bonuses. Salaries and bonuses, if any, are awarded based on skill, experience, and our overall revenues. We review our compensation policies and practices as they relate to risk management objectives if compensation amounts are materially amended or if our risk profile changes. No changes to our compensation policies and practices have been implemented as a result of changes to our risk profile.

Pay Ratio Disclosure

The ratio of the Company’s median of annual total compensation for employees to the total compensation of the principal executive officer is 1: 13.06. The median of annual total compensation for all employees other than the principal executive officer was $39,104. The total compensation for the principal executive officer was $511,016. We calculated the median of annual total compensation for all employees as of December 31, 2020 using payroll records.

PROPOSAL NO. 2

APPROVAL OF THE 2021 STOCK OPTION PLAN

On March 16, 2021, the Board of Directors adopted the 2021 Stock Option Plan (the "Plan"). The shareholders must approve the Plan within 12 months and the underlying Common Stock must be listed on a stock exchange prior to the exercise of the options. The Plan, if approved, will provide for the granting of Incentive Stock Options (“ISOs”) and Non-Qualified Stock Options ("NQSOs"), as defined in the Plan and collectively referred to in this section as "Stock Options" or “Awards”. The purpose of the Plan will be to encourage stock ownership, provide incentives and rewards, and promote the success of the Company’s business. The following description is intended to be a summary of the Plan's principal terms and is qualified in its entirety to the complete text provided as Appendix A attached hereto.

Description of the Proposed Plan and Options to be Issued Thereunder

General

The Plan authorizes the Company to grant ISOs to employees of the Company and NQSOs to employees, consultants providing bona fide services to the Company, and non-employee Directors. There are currently 182 employees, 4 non-employee Directors, and 3 consultants that are eligible for awards under the Plan. The Plan will be administered by the Compensation and Benefits Committee (the “Committee”), or, if the Board decides otherwise on an occasion, by the Board (such body referred to herein as “Administrator”). The interpretation and construction of a provision of the Plan by the Committee shall be final unless otherwise determined by the Board of Directors. The Company has reserved a maximum of 2,000,000 shares of Common Stock to be available for issuance pursuant to Stock Options granted under the Plan, subject to adjustment to reflect a subdivision or consolidation of shares or any other capital adjustment, payment of a stock dividend, or other increase or decrease in such shares effected without consideration.

The maximum number of shares of Common Stock subject to Awards granted during a single calendar year to any non-employee Director shall not exceed 25,000.

Awards

Under the Plan, the Administrator has wide discretion and flexibility, enabling it to administer the Plan in the manner it determines to be in the best interest of the Company. The Administrator's determinations with respect to which employees will receive Awards, and the form, amount and frequency, and the terms and conditions thereof, need not be uniform as to similarly situated persons. The designation of an employee to receive one form of an Award under the Plan does not require the Administrator to designate or entitle such employee to receive any other form of Award.

The option price for any Stock Option granted under the Plan will be at least 100 percent of the fair market value of the Company's Common Stock as of the date of grant. However, in the event the participant is a ten percent shareholder, the price of any ISO will be at least 110 percent of the fair market value of the Common Stock as of the date of grant. All ISOs granted are subject to the condition that the aggregate fair market value (determined at the time of the grant) of the Common Stock with respect to which ISOs are exercisable for the first time by any employee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000), or other such amount as may be hereafter set by amendments to the Internal Revenue Code of 1986, as amended (the “Code”).

All Stock Options must expire no later than ten years from the date of grant. All ISOs held by a ten percent shareholder must expire no later than five years from the date of grant.

Generally, the ISOs will terminate three months after termination of employment without cause and all Stock Options will terminate automatically upon termination for cause. Recipients of NQSOs who are terminated without cause may continue to hold their vested Awards until expiration. In the case of death or permanent disability, the Stock Options expire after one year following the termination of employment. Any Stock Options not then exercisable shall be forfeited upon death or permanent disability.

Expired or cancelled Awards may be available for reissuance under the Plan.

New Plan Benefits

The following table shows the Awards to our current executive officers, directors, and employees which have been granted by the Board of Directors, with exercise rights subject to the shareholders’ approval of the 2021 Stock Option Plan. Additional Awards are not determinable at this time.

New Plan Benefits

2021 Stock Option Plan Name and Position	Number of Units of Common Stock(1)
Thomas J. Shaw President and CEO (principal executive officer)	1,000,000

Michelle M. Larios Vice President, General Counsel	250,000

John W. Fort III Vice President, CFO (principal financial officer, principal accounting officer)	100,000

Executive Group	1,350,000

Non-Executive Director Group	0

Non-Executive Officer Employee Group	0

(1)                All of the foregoing options were granted on March 16, 2021 and vest in three years (March 16, 2024) and expire March 16, 2031. All of the foregoing options were issued with an exercise price equal to the fair market value of the Common Stock as of the date of grant as measured by the stock’s closing price on the New York Stock Exchange ($13.00). The options may only be exercised if the shareholders approve the Plan by March 16, 2022.

Effect of Extraordinary Corporate Transactions on Options

In the event of a Change in Control (as defined by the Plan to include liquidations and certain mergers or transfers), all Stock Options shall become immediately exercisable upon the announcement of such a Change in Control event and terminate three months from the closing date of the Change in Control event. The Plan also provides for proportionate adjustments in the event of any capital adjustment or other increase or decrease in the number of Common Stock shares outstanding without consideration provided therefor to the Company.

Transferability of Options

The Stock Options are not transferable except by will or the laws of descent and distribution.

Federal Income Tax Consequences

The following is a brief summary of the Company's understanding of the principal anticipated federal income tax consequences of Awards made under the Plan based upon the applicable provisions of the Code in effect on the date hereof. The Company can make no guarantee that any Award structured to comply with the requirements under the Code for ISOs will actually qualify as an ISO nor can it guarantee that the Code will continue to provide preferential tax treatment for ISOs. This summary is not intended to be exhaustive and does not describe foreign, state, or local tax consequences nor does it address all of the tax considerations that may apply in light of the circumstances of a particular participant in the Plan.

ISOs Generally

Generally, an option holder will not realize taxable income at the time an ISO is granted or exercised. However, exercise of an ISO may cause the option holder to incur alternative minimum tax liability. Company Common Stock is issued to an option holder pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the option holder within two years of the date of grant or within one year after exercise of the option, then: (a) any gain upon the subsequent sale of the shares will be taxed to the option holder as a capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes. There may be a positive alternative minimum tax income adjustment in the amount of the spread between the ISO exercise price and the fair market value of the shares at the time of exercise.

If an option holder disposes of shares acquired upon the exercise of an ISO before the expiration of the holding periods described above, then generally: (a) the option holder will be taxed as if he had received compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the exercise date (or, if less, the amount realized on value of the shares on the disposition of the shares) over the option price paid for such shares, and (b) the Company will generally be entitled to a corresponding deduction in that year. Any further gain or loss realized by the option holder will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

Subject to the disqualifying distribution rules described above, stock acquired through exercise of an ISO must be held for more than 12 months to obtain long-term capital gains treatment.

All stock acquired pursuant to the exercise of an ISO is subject to the holding period rules and disqualifying disposition rules described above.

To the extent that the aggregate fair market value of the Company's Common Stock (determined as of the date of grant) with respect to which ISOs are exercisable for the first time by an option holder during any calendar year (under all Company plans) exceeds $100,000, those options will not be considered ISOs.

NQSOs Generally

An option holder will generally not recognize taxable income at the time an NQSO is granted, but taxable income will be realized, and the Company will generally be entitled to a deduction, at the time of exercise of the NQSO. The amount of income and the Company's deduction will be equal to the difference between the fair market value of the shares on the date of exercise and the NQSO exercise price. The income realized will be taxed to the option holder at the ordinary income tax rates for federal income tax purposes. Withholding is required upon exercise of an NQSO, except for non-employee Directors. On subsequent disposition of the shares acquired upon exercise of an NQSO, capital gain or loss as determined under the normal capital asset holding period rules will be realized in the amount of the difference between the proceeds of sale and the sum of the exercise price and the ordinary income recognized on exercise.

Amendments WITHOUT Shareholder Vote

The Plan may be amended, suspended, or terminated by the Board of Directors, provided that there may be no amendment without the approval of the shareholders to the extent shareholder approval is required. Additionally, if the Board or Administrator determines that the application of an accounting standard concerning the treatment of stock options would have a significant adverse effect on the financial statements, then the Board may, in its absolute discretion, cancel and revoke all such Stock Options and the holders of such Stock Options will have no further rights relating to them. The Administrator shall also have the power to accelerate the time at which an Award may first be exercised or the time during which an Award will vest.

Consideration Received by Company

We will not receive cash consideration for the granting of Stock Options. The Stock Option exercise price and any other amounts payable shall be paid in full by the option holder to the Company at the time the Stock Option is exercised.

RECENT Market Value OF UNDERLYING SHARES

The market value of the Common Stock underlying the options as of March 16, 2021, was $13.00 per share.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2021 STOCK OPTION PLAN.

ACCOUNTING MATTERS

Moss Adams LLP has been selected again as our independent accountants for the year ending December 31, 2021. A representative of Moss Adams LLP will attend the virtual Annual Meeting and will have the opportunity to make a statement if he or she so desires. A Moss Adams LLP representative will be available to respond to appropriate shareholder questions at that time.

Audit Fees

The aggregate fees billed by Moss Adams LLP for professional services rendered for the audit of our annual financial statements for 2020 and 2019 and the reviews of the financial statements included in our Forms 10-Q for 2020 and 2019 and services normally provided by the accountants in connection with statutory and regulatory filings for these periods were $280,772 and $208,260, respectively.

Audit Related Fees

The aggregate fees billed by Moss Adams LLP for professional services rendered for the audit of our 401(k) plan for 2020 and 2019 were $18,350 and $17,172, respectively.

Tax Fees

The aggregate fees billed by Moss Adams LLP for preparation of federal and state income tax returns and tax consulting costs related to notices from taxing authorities for 2020 and 2019 were $61,925 and $45,300, respectively.

Pre-Approval Policies and Procedures

The engagement of the independent accountants was entered into pursuant to the approval policies and procedures of the Audit Committee. Before any independent accountant was engaged to render services, the engagement was approved by the Audit Committee. The engagements for audit and tax services were detailed separately. The Audit Committee implemented its approval procedures, i.e., they were not delegated to any other party. All of the services provided were pre-approved by the Audit Committee.

DELIVERY OF SINGLE OR MULTIPLE SETS OF DOCUMENTS TO ONE HOUSEHOLD

We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they would like to receive individual copies. This reduces our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you and other shareholders of record with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, and you would like to receive only a single copy of the annual report or proxy statement for your household, please contact Michele M. Larios, Secretary and General Counsel of the Corporation, at 511 Lobo Lane, Little Elm, Texas 75068, (888) 806-2626.

If you participate in householding and would like to receive a separate copy of our annual report or this proxy statement, please contact us in the manner described in the immediately preceding paragraph. We will deliver the requested documents to you promptly upon receipt of your request.

2022 ANNUAL MEETING

Proposals by shareholders that are submitted for inclusion in our proxy statement for our 2022 Annual Meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and our bylaws. To be timely under Rule 14a-8, they must be received by our Corporate Secretary, Michele Larios, at 511 Lobo Lane, Little Elm, Texas 75068-5295, at least 120 days prior to the anniversary of the mailing date of the most recent annual meeting, meaning by December 1, 2021.

If a shareholder does not submit a proposal for inclusion in our proxy statement, but does wish to propose an item of business to be considered at the annual meeting of shareholders (other than director nominations), that shareholder must give advance written notice of such proposal to our Corporate Secretary at least 45 days prior to the anniversary of the mailing date of the most recent annual meeting. For our 2021 Annual Meeting, notice must be given by February 14, 2022, and must comply with certain other requirements contained in our bylaws, as well as all applicable statutes and regulations. Proposals received after this date will be considered untimely and may not, in the Board of Directors’ discretion, be addressed at the next annual meeting.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

A shareholder may nominate a person, on their own initiative, for consideration for recommendation by the Board to the shareholders in our Proxy Statement for the 2022 annual meeting. Such notice must be received by December 1, 2021 and must set forth:

1.       The name and address of the shareholder making the nomination and of the person to be nominated;

2.     A representation that the shareholder is a holder of record of Common Stock of the Company entitled to vote at such meeting (specifying the number of shares beneficially held) and intends to appear in person or by proxy at the meeting;

3.       A description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is being made by the shareholder and any material interest of the shareholder in making the nomination;

4.       Such other information regarding the nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the then current proxy rules of the SEC; and

5.     The consent of the nominee to serve as a Director if so recommended by the Board and duly elected at the annual meeting by the shareholders.

We evaluate Director nominees recommended by shareholders in the same manner in which we evaluate other Director nominees.

Appendix A

RETRACTABLE TECHNOLOGIES, INC.

2021 STOCK OPTION PLAN

(1)      PURPOSES AND SCOPE. The name of this plan is the Retractable Technologies, Inc. 2021 Stock Option Plan (the “Plan”). The purposes of this Plan are to encourage ownership of Retractable Technologies, Inc. and its Subsidiaries, if any (the “Company”), by those persons responsible for the management and/or growth of the Company and to provide incentives and rewards to such persons to encourage them to continue in service of the Company and promote the success of the Company’s business.

(2)      DEFINITIONS. For purposes of this Plan, the following terms shall have the following meanings:

“Administrator” shall have the meaning set forth in Section (4) hereof.

“Board” shall mean the Board of Directors of the Company

“Cause” shall mean, unless the applicable award agreement states otherwise:

(i)	if the Participant is a party to an employment or service agreement with the Company and such agreement provides for a definition of Cause, the definition contained therein; or

(ii)	if no such agreement exists, or if such agreement does not define Cause:

(1)	the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company;
(2)	conduct that brings or is reasonably likely to bring the Company negative publicity or into public disgrace, embarrassment, or disrepute;
(3)	gross negligence or willful misconduct with respect to the Company;
(4)	material violation of state or federal securities laws;
(5)	material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct;
(6)	willful conversion of corporate funds; or
(7)	for a Participant Director, repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” shall mean either (A) dissolution or liquidation of the Company; (B) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the stock options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees); (C) merger or consolidation in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges [or which owns or controls another corporation which merges] with the Company in such merger) cease to own their shares or other equity interests in the Company; (D) the sale of substantially all of the assets of the Company; or (E) the acquisition, sale or transfer of more than 50% of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution).

“Clawback Policy” shall have the meaning set forth in Section 14 hereof.

“Committee” shall mean the Compensation and Benefits Committee, which shall be appointed by the Board.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Continuous Service” shall mean that the Participant’s service with the Company, whether as an employee, consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company as an employee, consultant or Director, provided that there is no interruption or termination of the Participant’s service; provided further that if any award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. The Administrator, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal or family leave of absence. The Administrator, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of service for purposes of affected awards, and such decision shall be final, conclusive and binding.

“Director” shall mean a member of the Board.

“Effective Date” shall have the meaning set forth in Section (16) hereof.

“ISO” shall mean an incentive stock option within the meaning of Section 422 of the Code to purchase Common Stock, granted pursuant to this Plan.

“NQSO” shall mean a non-qualified stock option to purchase Common Stock, granted pursuant to this Plan.

“Option” shall mean an award under this Plan including ISOs and NQSOs.

“Option Price” shall mean the exercise price for Common Stock pursuant to a stock option as determined in Section (6) of this Plan.

“Participant” shall mean a person eligible to receive an award under this Plan and to whom an award is granted.

“Subsidiary” or “Subsidiaries” when capitalized shall mean any corporation in which the Company directly or indirectly has majority ownership.

(3)      SHARES SUBJECT TO THE PLAN.  Subject to the provisions of Section (11) of this Plan, no more than 2,000,000 shares of Common Stock shall be available for the grant of options under this Plan, all of which may be designated as ISOs. During the term of the option awards under this Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such awards. Shares of Common Stock available under this Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares reacquired by the Company in any manner.

The maximum number of shares of Common Stock subject to awards granted during a single calendar year to any non-employee Director shall not exceed 25,000.

Any shares of Common Stock subject to an award that expires or is cancelled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the award related will again be available for issuance under this Plan.

(4)      ADMINISTRATION. This Plan shall be administered by the Committee or, if the Board decides otherwise on occasion, by the Board (the applicable administering body being herein referred to as the “Administrator”). The Administrator shall make determinations with respect to participation in this Plan by Participants, and with respect to the terms, limitations, restrictions, conditions and extent of that participation. Management of the Company may make recommendations regarding awards under this Plan. In making its determinations, the Administrator may consider factors it deems relevant, including the Participant’s functions, responsibilities, the value of the services provided to the Company, and contributions to the Company’s profitability and growth. The Administrator’s determinations under this Plan need not be uniform and may be made selectively among persons who are eligible to receive awards. Without limiting the generality of the foregoing, the Administrator shall be entitled to make non-uniform and selective determinations, amendments, and adjustments, and to enter into non-uniform and selective award agreements; provided, however, that ISOs may only be granted to employees of the Company. Any interpretation and construction of any provision of this Plan by the Committee shall be final, unless otherwise determined by the Board. The Administrator, including any of its individual members, shall not be liable for any omission, action, or determination made by any of them in good faith relating to this Plan or any award thereunder.

To the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses and liabilities, including attorneys’ fees, actually incurred in connection with any action, suit, or proceeding to which the Administrator may be a party by reason of any action taken or failure to act under or in connection with this Plan or any award granted hereunder.

(5)      ELIGIBILITY. ISOs may be granted only to employees of the Company. NQSOs may be granted to employees, non-employee Directors, and consultants of the Company providing bona fide services to the Company. The Administrator shall designate the stock options as ISOs or NQSOs to the extent permitted hereby.

(6)      OPTION TERMS AND CONDITIONS. Each option granted under this Plan shall be evidenced by an award agreement stating the total number of shares of Common Stock to which it pertains. Each option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable award agreement. All options shall be separately designated as ISOs or NQSOs at the time of grant. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an option granted as an ISO fails to qualify as such at any time or if an option is determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code and the terms of such option do not satisfy the requirements of Section 409A of the Code.

(A)            PRICE. For any Participant who is not deemed to be a Ten Percent (10%) shareholder of the Company under the rules applicable to ISOs under Section 422 of the Code (a “10% Shareholder”), the Option Price for each share to be acquired pursuant to an ISO shall be at least One Hundred Percent (100%) of the fair market value of a share of Common Stock on the date the ISO is granted. For any Participant who is deemed to be a Ten Percent (10%) Shareholder under the rules applicable to ISOs under Section 422 of the Code, the Option Price for each share to be acquired pursuant to an ISO shall be at least One Hundred Ten Percent (110%) of the fair market value of a share of Common Stock on the date the ISO is granted. The Option Price for any NQSO shall be at least One Hundred Percent (100%) of the fair market value of a share of Common Stock on the date the NQSO is granted.

(B)            TERM. An award must be exercised within the period specified in the award agreement. Notwithstanding any other provision of this Plan or the applicable award agreement, an award granted to a Participant may not be exercised after the expiration of ten (10) years from the date it is granted; provided, however, that no ISO to a 10% Shareholder may be exercised after the expiration of five (5) years from the date it is granted.

(C)            FORM OF CONSIDERATION. The option exercise price of Common Stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in immediately available U.S. funds at the time the option is exercised; or (ii) if the person exercising the option is not subject to Section 16 of the Securities Exchange Act of 1934, a cashless exercise program established with a broker.

(D)            TERMINATION OF SERVICE AND DEATH. The Option shall terminate in accordance with the first of the following events to occur:

(i)       DEATH. Unless otherwise provided in an award agreement, in the event a Participant’s Continuous Service terminates as a result of the Participant’s death, then the option may be exercised (to the extent vested at the date of death) by the Participant’s estate, by a person who acquired the right to exercise the option by bequest or inheritance or by a person designated to exercise the option upon the Participant’s death, but only within the period ending on the earlier of: (a) the date twelve (12) months following the date of death or (b) the expiration of the term of the option as set forth in the award agreement. If, after the Participant’s death, the option is not exercised within the time specified herein or in the award agreement, the option shall terminate. The provisions of this Section 6(D)(i) shall apply notwithstanding the fact that the Participant’s relationship with the Company may have terminated prior to death unless the option has otherwise previously terminated under another provision hereof.

(ii)      DISABILITY. Unless otherwise provided in an award agreement, in the event a Participant’s Continuous Service terminates as a result of the Participant’s disability, then the option may be exercised (to the extent vested at the date of termination) by the Participant, but only within the period ending on the earlier of: (a) the date twelve (12) months following the date of termination or (b) the expiration of the term of the option as set forth in the award agreement. If, after termination, the Participant does not exercise the option within the time specified herein or in the award agreement, the option shall terminate. In the event of a dispute, the Board shall determine in its sole discretion whether a Participant was terminated by reason of disability.

(iii)     TERMINATION FOR OTHER REASONS.

(1)           In the event a Participant’s Continuous Service terminates as a result of termination for Cause, all outstanding options shall immediately terminate and cease to be exercisable.

(2)            Unless otherwise provided in an award agreement or in an employment agreement with the Company, in the event a Participant’s Continuous Service terminates otherwise than a termination for Cause, death, or disability, the Participant may exercise any vested portion of his option as follows:

(I)      if the option is designated as an ISO, during the period of time ending on the earlier of the date three months following the date of termination or the expiration of the term of the option as set forth in the award agreement; or

(II)     if the option is not designated as an ISO, prior to the expiration of the term of the option as set forth in the award agreement.

If, after termination, the Participant does not exercise his option within the time specified herein or in the award agreement, the option shall terminate.

(E)             TRANSFERABILITY. Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant’s lifetime, shall be exercisable only by such Participant (or his legal guardian or representative).

(7)       VESTING.

(A)             VESTING OF OPTIONS. The vesting provisions of individual awards may vary. Each option may become exercisable in one or more installments over time or may be subject to such other terms and conditions on the time or times when it may be exercised as the Administrator may deem appropriate. Each option that vests solely based on the continued service of the Participant shall vest and therefore become exercisable no earlier than one (1) year after the date of grant.

(B)            $100,000 LIMITATION. Any option designated as an ISO shall be subject to the condition that the aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which the ISO is exercisable for the first time by any employee during any calendar year (under this Plan and all other similar plans of the Company regardless of when adopted) shall not exceed One Hundred Thousand Dollars ($100,000.00) or such other amounts as may hereafter be set by amendments to the Code. Any option grant or portion thereof which exceeds such limit shall be treated as an NQSO.

(C)             MISCELLANEOUS EXERCISE PROVISIONS. No award may be exercised for a fractional share of Common Stock. An award may be exercised in part and shall remain exercisable as to the remaining part in accordance with its terms.

(8)       SECURITIES MATTERS. The Company shall be under no obligation to cause the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued shares of Common Stock pursuant to this Plan unless and until the Company is advised by its counsel that the issuance is in compliance with all applicable laws, regulations, and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may require, as a condition to the issuance of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that any resulting evidence of share ownership bear such legends as the Company deems necessary or desirable.

(9)       RIGHTS OF PARTICIPANTS.

(A)             SHAREHOLDER RIGHTS. No person shall have any rights as a shareholder of the Company with respect to any shares of Common Stock covered by or relating to any option award until the date of the issuance of such Common Stock on the books and records of the Company. No adjustment will be made for dividends or other rights for which the record date is prior to the date the Common Stock is issued on the books and records of the Company.

(B)               NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in this Plan or any award granted pursuant to this Plan shall confer on any Participant any right to continue to serve the Company. Nothing in this Plan or any award granted pursuant to this Plan shall affect the right of the Company to terminate the employment of an employee or consultant or terminate the service of a Director in accordance with any applicable provisions of the Company’s governing documents and state law.

(10)     WITHHOLDING. The Participant shall satisfy any federal, state, or local withholding obligation relating to the exercise of an option award in accordance with the terms of the award agreement.

(11)    ADJUSTMENTS TO STOCK; CHANGE IN CONTROL. The aggregate number of shares of Common Stock available for stock options under this Plan, the award limit specified in Section 3, the Common Stock shares subject to any stock option, and the price per share shall each be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock subsequent to the effective date of this Plan resulting from: (A) a subdivision or consolidation of shares or any other capital adjustment, (B) the payment of a Common Stock dividend, or (C) other increase or decrease in such shares effected without receipt of consideration by the Company.

If the Company shall be the surviving corporation in any merger or consolidation, any stock option shall pertain to, apply to, and relate to the securities to which a holder of the number of shares of Common Stock subject to the stock option would have been entitled after the merger or consolidation.

In the event of a Change in Control, all outstanding options shall become immediately exercisable upon the announcement date of such event with respect to all of the shares of Common Stock subject to such options. Further, all outstanding stock options shall terminate after a period of three months from the closing date of the event causing a Change in Control.

(12)     NO OBLIGATION TO EXERCISE. The grant to a Participant of a stock option award shall impose no obligation upon such Participant to exercise that stock option.

(13)    USE OF PROCEEDS. Proceeds from the exercise of stock options under this Plan shall constitute general funds of the Company.

(14)    FORFEITURE. In addition to forfeiture events set forth in this Plan, each option shall be subject to such forfeiture events as may be set forth in the applicable award agreement. Such events may include, without limitation, covenants applicable to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company or its affiliates. Notwithstanding any other provisions in this Plan, the Company may cancel any option award, require reimbursement of any award by a Participant, and effect any other right of recoupment of equity and other compensation provided under this Plan including transfer of stock acquired by exercise of an option in accordance with any Company policies that may be adopted and/or modified from time to time. (“Clawback Policy”). It is intended that this Clawback Policy be interpreted in a manner that is consistent with the requirements of Section 10D of the Exchange Act and any applicable rules or standards adopted by the Securities and Exchange Commission or any national securities exchange on which the Company’s securities are listed. A Participant may be required to repay to the Company previously paid compensation including transfer of stock acquired by option exercise in accordance with the Clawback Policy. By accepting an award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion. A Participant whose award is forfeited shall be solely responsible for any and all income tax consequences of such forfeiture, and the Participant shall have no right of reimbursement or claim whatsoever against the Company as a result of such forfeiture.

(15)    AMENDMENT. The Board may, at any time and from time to time, amend, suspend, or terminate this Plan. However, except as provided in Section 11, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is required. It is expressly contemplated that the Board may amend this Plan in any respect the Board deems necessary or advisable to provide eligible Participants with the maximum benefits provided or to be provided under the provisions of the Code and the Treasury Regulations promulgated thereunder relating to NQSOs, ISOs and/or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring this Plan and/or awards granted under this Plan into compliance therewith. Rights under any award granted before amendment of this Plan shall not be impaired by any amendment of this Plan unless the Participant consents in writing; provided, however, that such consent shall not be necessary if the Board or Administrator determines that the application of an accounting standard concerning the treatment of the stock options would have a significant adverse effect on the Company’s financial statements, in which case, the Board or Administrator may cancel and revoke all outstanding stock options to which such adverse effect is attributed and the holders of those stock options shall have no further rights in respect thereof. The Administrator shall additionally have the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest in accordance with this Plan, notwithstanding the provisions in the award stating the time it may first be exercised or the time during which it will vest.

(16)     TERM AND TERMINATION. This Plan is effective as of March 16, 2021 (the “Effective Date”). No award shall be exercised unless and until this Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months after the Effective Date. This Plan shall terminate automatically on March 15, 2031. No award shall be granted pursuant to this Plan after the foregoing termination date, but awards previously granted may extend beyond that date. The Board may suspend or terminate this Plan at any earlier date pursuant to Section 15 hereof.

(17)    DELIVERY OF COMMON STOCK. Upon exercise of an option granted under this Plan, the Company shall issue Common Stock within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.

(18)    DISQUALIFYING DISPOSITIONS. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an ISO within two (2) years from the grant date of such ISO or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such ISO (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the disposition and the price realized upon the disposition of such shares of Common Stock. A Participant making such a Disqualifying Disposition shall be solely responsible for any and all income tax consequences of such disposition to such Participant, and the Participant shall have no right of reimbursement or claim whatsoever against the Company as a result of such a Disqualifying Disposition.

(19)    TAX REPORTING FOR ISO EXERCISE. The Company or its Subsidiary, as appropriate, shall furnish a statement to any Participant exercising an ISO on or before January 31 of the calendar year following the calendar year in which an ISO exercise occurs in compliance with Section 6039 of the Code. The statement shall contain the information required by the Code as of the date such information is to be provided.

(20)       LEGAL CONSTRUCTION. In the event that any one or more of the terms, provisions or agreements that are contained in this Plan or any award shall be held by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect for any reason, the invalid, illegal or unenforceable term, provision or agreement shall not affect any other term, provision or agreement that is contained in this Plan or the award and this Plan or the award shall be construed in all respects as if the invalid, illegal or unenforceable term, provision or agreement had never been contained herein.

(21)      TEXAS LAW TO APPLY.  THIS PLAN SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

NON-QUALIFIED STOCK OPTION AGREEMENT

ISSUED UNDER THE

RETRACTABLE TECHNOLOGIES, INC.

2021 STOCK OPTION PLAN

This Non-qualified Stock Option Agreement (the “Agreement”) is made and entered into by and between RETRACTABLE TECHNOLOGIES, INC. (the “Company”) and ____________________ (the “Participant”).  The Company and the Participant are sometimes hereinafter collectively referred to as the “Parties”.

Grant date:
Exercise Price per Share:
Number of Option Shares:
Expiration Date:

(1)       All capitalized terms used herein are to have the meaning set forth in the Company’s 2021 Stock Option Plan (the “Plan”) unless defined differently herein. The grant of the option hereunder is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan.

(2)       OPTION. The Company hereby grants to the Participant an option (the “Option”) to purchase the total number of shares of Common Stock of the Company equal to the number of Option Shares set forth above at the Exercise Price set forth above. The Option is being granted pursuant to the terms of the Plan. This Option may not be exercised unless and until the Plan is approved by the shareholders of the Company. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Code.

This Option shall become exercisable according to the following table until the Option is fully vested:

Date	Shares Newly Acquirable

(3)       TERMINATION OF OPTION.

(A)          OPTION TERM.  The Option will expire on the Expiration Date set forth above or earlier as provided in this Agreement or the Plan.

(B)           TERMINATION OF CONTINUOUS SERVICE

(i)	Termination for Reasons Other Than Cause, Death, or Disability. If the Participant's Continuous Service is terminated for any reason other than Cause, death or disability, the Participant may exercise the vested portion of the Option until the Expiration Date.

(ii)	Termination for Cause. If the Participant's Continuous Service is terminated for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

(iii)	Termination due to Disability. If the Participant's Continuous Service terminates as a result of the Participant's disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date twelve (12) months following the Participant's termination of Continuous Service or (b) the Expiration Date.

(iv)	Termination due to Death. If the Participant's Continuous Service terminates as a result of the Participant's death, the vested portion of the Option may be exercised by the Participant's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Participant's death, but only within the time period ending on the earlier of: (a) the date twelve (12) months following the Participant's termination of Continuous Service or (b) the Expiration Date.

(4)      EXERCISE OF OPTION. This Option shall be exercised by the Participant (or by his executors or administrators, as provided in Section 3 of this Agreement) as to all or part of the shares covered hereby which are then exercisable under the terms of this Agreement, by the giving of written notice of such exercise, which may be provided in substantially the form attached hereto as Exhibit A to the Company specifying the number of shares to be purchased. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice (the “Exercise Date”). Provided that the exercise notice and payment are satisfactory in form and substance to the Company, the Company shall issue the shares of Common Stock registered in the name of the Participant which shall be evidenced by appropriate means as determined by the Company.

(5)      OPTION PRICE. The Exercise Price for the exercised portion of the Option shall be payable in full at the time of exercise, to the extent permitted by applicable statutes and regulations and the Plan either: (A) in cash at the time the Option is exercised; or (B) through a cashless exercise program established with a broker.

(8)      WITHHOLDING. Except in the case of a non-employee Director, prior to the issuance of Common Stock shares under this option, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the following means: (a) tendering a cash payment; or (b) increasing withholding on the employee’s cash compensation. Notwithstanding any action the Company takes with respect to any or all income tax or other tax withholding, the ultimate liability for all tax withholding is and remains the Participant’s responsibility. The Company makes no representation or undertakings regarding the treatment of any taxes in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any shares acquired on exercise.

(9)       NO RIGHTS PRIOR TO ISSUANCE OF COMMON STOCK.  Neither the Participant nor his representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to this Option until the Common Stock shall have been issued to the Participant on the books and records of the Company. No adjustment will be made for dividends or other rights for which the record date is prior to the date the Common Stock is issued on the books and records of the Company.

(8)       NONASSIGNABILITY. This Option shall not be assignable or transferable other than by will or by the laws of descent and distribution, and during the Participant’s lifetime shall be exercisable only by him (or his legal guardian or representative).

(9)       ADJUSTMENT FOR CORPORATE EVENTS. In the event of any capital adjustment Common Stock dividend or other increase or decrease in the Common Stock shares without receipt of consideration by the Company while any portion of this Option is outstanding but unexercised, or if the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition of property or stock, separation, reorganization (where the Company is the surviving entity) or liquidation, the Board of Directors of the Company or any surviving corporation shall take such action as is permitted by Section (11) of the Plan to prevent dilution.

Notwithstanding anything to the contrary herein, in the event of a Change in Control, the stock option shall terminate after a period of three (3) months from the completion of such trigger event; provided, however, that the Participant shall have the right, immediately upon announcement of such event to exercise his stock option in whole or in part.

(10)      REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANT. The Participant, by acceptance of the Option, represents and warrants to the Company that the Participant will execute any further covenants, agreements, and representations that the Company may require as a condition to the issuance of Common Stock hereunder for purposes of complying with federal securities laws, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed. The Participant agrees that the obligation of the Company to issue shares upon the exercise of a stock option shall also be subject as conditions precedent to compliance with applicable provisions of the federal securities laws, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.  The Company may require certain restrictive legends be affixed to the Common Stock issued pursuant to this Option.

(11)     ADDITIONAL PARTICIPANT ACKNOWLEDGMENTS.  The Participant acknowledges the Plan is accessible to the Participant over the internet via EDGAR, the SEC’s electronic website database.  In addition, the Participant acknowledges that a written copy of the Plan will be provided upon request at no charge.  The Participant acknowledges that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement.

(12)      LEGAL CONSTRUCTION.  In the event that any one or more of the terms, provisions or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect for any reason, the invalid, illegal or unenforceable term, provision or agreement shall not affect any other term, provision or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal or unenforceable term, provision or agreement had never been contained herein.

(13)      ENTIRE AGREEMENT.  This Agreement, Exhibit A, which is attached hereto and incorporated herein for all purposes, and the Plan together supersede any and all other prior understandings and agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and constitute the sole and only agreements between the Parties with respect to the said subject matter.  All prior negotiations and agreements between the Parties with respect to the subject matter hereof are merged into this Agreement and the Plan.  Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any Party or by anyone acting on behalf of any Party, which are not embodied in this Agreement, the Exhibit A or the Plan and that any agreement, statement or promise that is not contained in this Agreement, the Exhibit A or the Plan shall not be valid or binding or of any force or effect.

(14)      CONFLICT OF AGREEMENT WITH PLAN.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

(15)      PARTIES BOUND.  The terms, provisions, representations, warranties, covenants and agreements that are contained in this Agreement and the Plan shall apply to, be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives and permitted successors and assigns.

(16)     TEXAS LAW TO APPLY.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

(17)      MODIFICATION.  No change or modification of this Agreement shall be valid or binding upon the Parties unless the change or modification is in writing and signed by the Parties.  Notwithstanding the preceding sentence, the Board or Administrator may amend the Plan or revoke this Option to the extent permitted in the Plan.

(18)      NOTICE.  Any notice required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier of the expiration of three (3) days after deposit in the U.S. mail or actual receipt at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

(A)         Notice to the Company shall be addressed and delivered as follows:

RETRACTABLE TECHNOLOGIES, INC.

511 LOBO LANE

LITTLE ELM, TEXAS 75068

ATTENTION:       PRESIDENT AND CHIEF EXECUTIVE OFFICER

(B)          Notice to the Participant shall be addressed and delivered as follows:

___________________________________________________

___________________________________________________

___________________________________________________

(19)      DISCRETIONARY NATURE OF PLAN. This award may be amended, cancelled, or terminated by the Board or Administrator at any time in its discretion and in accordance with the Plan. The grant of the Option in this Agreement does not create any contractual right or other right to receive any other awards in the future. Any amendment, modification, or termination of the Plan or this award shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with or service to the Company, as applicable.

(20)      FORFEITURE. The Company may cancel any option award, require reimbursement of any award by a Participant, and effect any other right of recoupment of equity and other compensation provided under this Agreement and the Plan including transfer of stock acquired by exercise of an option in accordance with any Company policies that may be adopted and/or modified from time to time. (“Clawback Policy”). It is intended that the Clawback Policy be interpreted in a manner that is consistent with the requirements of Section 10D of the Exchange Act and any applicable rules or standards adopted by the Securities and Exchange Commission or any national securities exchange on which the Company’s securities are listed. A Participant may be required to repay to the Company previously paid compensation including transfer of stock acquired by option exercise in accordance with the Clawback Policy. By accepting an award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion. A Participant whose award is forfeited shall be solely responsible for any and all income tax consequences of such forfeiture, and the Participant shall have no right of reimbursement or claim whatsoever against the Company as a result of such forfeiture.

(21)      COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

IN WITNESS WHEREOF, the Company has caused these presents to be signed by its duly authorized President and Chief Executive Officer as of the ____ day of ______________, ______.

RETRACTABLE TECHNOLOGIES, INC.

By:
PRESIDENT AND CHIEF EXECUTIVE OFFICER

ACCEPTED AND AGREED TO:

By:
PARTICIPANT

PARTICIPANT’S PRINTED NAME

EXHIBIT A

NOTICE OF EXERCISE

OF NON-QUALIFIED STOCK OPTION

To:          Retractable Technologies, Inc.

I hereby exercise (all/a portion of) my Non-qualified Stock Option granted by RETRACTABLE TECHNOLOGIES, INC., under the Retractable Technologies, Inc. 2021 Stock Option Plan (the “Plan”), which is subject to all the terms and provisions thereof and of the Plan referenced therein and notify you of my desire to purchase ______________ shares of Common Stock of the Company which were offered to me pursuant to said Option.

The Option Exercise Price due for this purchase is $______________________.

I am paying this amount by (please check one or more):

☐ Cash (bank check or certified check)

☐ Broker-assisted cashless exercise; I hereby certify I am not a Director or Officer of the Company

Please choose one:

☐	I have no withholding obligation.
☐	I am satisfying my withholding obligation by making a direct payment by check to the Company.
☐	I am satisfying my withholding obligation by hereby authorizing increased withholding on my cash compensation payable on the Exercise Date.

EXERCISE DATE	SIGNATURE

ADDRESS:
PRINT NAME

SOCIAL SECURITY NUMBER

I understand that there may be adverse tax consequences as a result of my purchase or disposition of the shares. I have been advised to consult with a tax advisor in connection with this exercise and I am not relying on the Company for tax advice. In connection with this exercise, I will deliver to the Company any other documents it may require.

AGREEMENT BY COMPANY

The Company hereby accepts the foregoing Notice of Exercise and acknowledges that all necessary conditions have been met.

By:
TITLE:
DATE

INCENTIVE STOCK OPTION AGREEMENT

ISSUED UNDER THE

RETRACTABLE TECHNOLOGIES, INC.

2021 STOCK OPTION PLAN

This Incentive Stock Option Agreement (the “Agreement”) is made and entered into by and between RETRACTABLE TECHNOLOGIES, INC. (the “Company”) and ____________________, an employee of the Company or its Subsidiaries, if any (the “Participant”).  The Company and the Participant are sometimes hereinafter collectively referred to as the “Parties”.

Grant date:
Exercise Price per Share:
Number of Option Shares:
Expiration Date:

(1)       All capitalized terms used herein are to have the meaning set forth in the Company’s 2021 Stock Option Plan (the “Plan”) unless defined differently herein. The grant of the option hereunder is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan.

(2)       OPTION.  The Company hereby grants to the Participant an option (the “Option”) to purchase the total number of shares of Common Stock of the Company equal to the number of Option Shares set forth above at the Exercise Price set forth above. The Option is being granted pursuant to the terms of the Plan. This option may not be exercised unless and until the Plan is approved by the shareholders of the Company. The Option is intended to be an incentive stock option within the meaning of Section 422 of the Code, although the Company makes no representation or guarantee that the Option will qualify as an ISO.

PARTICIPANT ACKNOWLEDGES THAT EXERCISE OF AN ISO MAY SUBJECT THE EMPLOYEE TO ADVERSE TAX CONSEQUENCES UNDER THE ALTERNATIVE MINIMUM TAX.

This Option shall become exercisable according to the following table until the Option is fully vested:

Date	Shares Newly Acquirable

In no event shall the aggregate fair market value of Common Stock (determined as of the date of grant of the Option) with respect to which any part of the Option together with other ISOs granted to Participant under the Company’s plans becomes first exercisable by the Participant in any calendar year exceed One Hundred Thousand Dollars ($100,000.00).

(3)       TERMINATION OF OPTION.

(A)	OPTION TERM. The Option will expire on the Expiration Date set forth above or earlier as provided in this Agreement or the Plan.

(B)	TERMINATION OF CONTINUOUS SERVICE

(i)	Termination for Reasons Other Than Cause, Death, Disability. If the Participant's Continuous Service is terminated for any reason other than Cause, death or Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date three (3) months following the termination of the Participant's Continuous Service or (b) the Expiration Date.

(ii)	Termination for Cause. If the Participant's Continuous Service is terminated for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

(iii)	Termination due to Disability. If the Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date twelve (12) months following the Participant's termination of Continuous Service or (b) the Expiration Date.

(iv)	Termination due to Death. If the Participant's Continuous Service terminates as a result of the Participant's death, the vested portion of the Option may be exercised by the Participant's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Participant's death, but only within the time period ending on the earlier of: (a) the date twelve (12) months following the Participant's termination of Continuous Service or (b) the Expiration Date.

(4)       EXERCISE OF OPTION.  This Option shall be exercised by the Participant (or by his executors or administrators, as provided in Section 3 of this Agreement) as to all or part of the shares covered hereby which are then exercisable under the terms of this Agreement, by the giving of written notice of such exercise, which may be provided in substantially the form attached hereto as Exhibit A to the Company specifying the number of shares to be purchased. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice (the “Exercise Date”). Provided that the exercise notice and payment are satisfactory in form and substance to the Company, the Company shall issue the shares of Common Stock registered in the name of the Participant which shall be evidenced by appropriate means as determined by the Company.

(5)       OPTION PRICE.  The Exercise Price for the exercised portion of the Option shall be payable in full at the time of exercise, to the extent permitted by applicable statutes and regulations and the Plan either: (A) in cash at the time the Option is exercised; or (B) through a cashless exercise program established with a broker.

(6)       WITHHOLDING. If the Company, in its discretion, determines that it is obligated to withhold any tax in connection with the exercise of the Option, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the following means: (A) tendering a cash payment; or (B) increasing withholding on the employee’s cash compensation. Notwithstanding any action the Company takes with respect to any or all income tax or other tax withholding, the ultimate liability for all tax withholding is and remains the Participant’s responsibility. The Company (y) makes no representation or undertakings regarding the treatment of any taxes in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any shares acquired on exercise; and (z) does not commit to structure the Option to reduce or eliminate the Participant’s tax liability.

(7)       NO RIGHTS PRIOR TO ISSUANCE OF COMMON STOCK.  Neither the Participant nor his representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to this Option until the Common Stock shall have been issued to the Participant on the books and records of the Company. No adjustment will be made for dividends or other rights for which the record date is prior to the date the Common Stock is issued on the books and records of the Company.

(8)       NONASSIGNABILITY.  This Option shall not be assignable or transferable other than by will or by the laws of descent and distribution, and during the Participant’s lifetime shall be exercisable only by him (or his legal guardian or representative).

(9)       ADJUSTMENT FOR CORPORATE EVENTS. In the event of any capital adjustment Common Stock dividend or other increase or decrease in the Common Stock shares without receipt of consideration by the Company while any portion of this Option is outstanding but unexercised, or if the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition of property or stock, separation, reorganization (where the Company is the surviving entity) or liquidation, the Board of Directors of the Company or any surviving corporation shall take such action as is permitted by Section (11) of the Plan to prevent dilution.

Notwithstanding anything to the contrary herein, in the event of a Change in Control, the Option shall terminate after a period of three (3) months from the completion of such trigger event; provided, however, that the Participant shall have the right, immediately upon announcement of such event to exercise his Option in whole or in part.

(10)       REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANT. The Participant, by acceptance of the Option, represents and warrants to the Company that the Participant will execute any further covenants, agreements, and representations that the Company may require as a condition to the issuance of Common Stock hereunder for purposes of complying with federal securities laws, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed. The Participant agrees that the obligation of the Company to issue shares upon the exercise of a stock option shall also be subject as conditions precedent to compliance with applicable provisions of the federal securities laws, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.  The Company may require certain restrictive legends be affixed to the Common Stock issued pursuant to this Option.

(11)        ADDITIONAL PARTICIPANT ACKNOWLEDGMENTS.  The Participant acknowledges the Plan is accessible to the Participant over the internet via EDGAR, the SEC’s electronic website database.  In addition, the Participant acknowledges that a written copy of the Plan will be provided upon request at no charge.  The Participant acknowledges that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. The Participant further acknowledges that, in order to obtain the favorable income tax treatment provided by the Code for stock acquired pursuant to ISOs, the Participant may not dispose of stock acquired by exercise of the Option within two (2) years of the date of grant of the stock option or within one (1) year of the date of the actual transfer of Common Stock to him. The Participant further acknowledges that he must hold the Common Stock for more than twelve (12) months to obtain long-term capital gains tax rates on a sale of the Common Stock. The Participant acknowledges that material adverse alternative minimum tax consequences may result from exercise of a stock option. The Participant understands and agrees that the Company shall not be liable or responsible for any additional tax liability the Participant incurs in the event that the Internal Revenue Service for any reason determines that this Option does not qualify as an ISO within the meaning of the Code.

(12)       DISQUALIFYING DISPOSITION. If the Participant disposes of the shares of Common Stock prior to the expiration of either two (2) years from the grant date of the Option or one (1) year from the date the shares are transferred to the Participant pursuant to the exercise of the Option (a "Disqualifying Disposition"), the Participant shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. The Participant also agrees to provide the Company with any information concerning any such dispositions as the Company requires for tax purposes. A Participant making such a Disqualifying Disposition shall be solely responsible for any and all income tax consequences of such disposition to such Participant, and the Participant shall have no right of reimbursement or claim whatsoever against the Company as a result of such a Disqualifying Disposition.

(13)       LEGAL CONSTRUCTION.  In the event that any one or more of the terms, provisions or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect for any reason, the invalid, illegal or unenforceable term, provision or agreement shall not affect any other term, provision or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal or unenforceable term, provision or agreement had never been contained herein.

(14)       ENTIRE AGREEMENT.  This Agreement, Exhibit A, which is attached hereto and incorporated herein for all purposes, and the Plan together supersede any and all other prior understandings and agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and constitute the sole and only agreements between the Parties with respect to the said subject matter.  All prior negotiations and agreements between the Parties with respect to the subject matter hereof are merged into this Agreement and the Plan.  Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any Party or by anyone acting on behalf of any Party, which are not embodied in this Agreement, the Exhibit A or the Plan and that any agreement, statement or promise that is not contained in this Agreement, the Exhibit A or the Plan shall not be valid or binding or of any force or effect.

(15)       CONFLICT OF AGREEMENT WITH PLAN.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

(16)        PARTIES BOUND.  The terms, provisions, representations, warranties, covenants and agreements that are contained in this Agreement and the Plan shall apply to, be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives and permitted successors and assigns.

(17)       TEXAS LAW TO APPLY.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

(18)        MODIFICATION.  No change or modification of this Agreement shall be valid or binding upon the Parties unless the change or modification is in writing and signed by the Parties.  Notwithstanding the preceding sentence, the Board or Administrator may amend the Plan or revoke this Option to the extent permitted in the Plan.

(19)        NOTICE.  Any notice required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier of the expiration of three (3) days after deposit in the U.S. mail or actual receipt at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

(A)	Notice to the Company shall be addressed and delivered as follows:

RETRACTABLE TECHNOLOGIES, INC.
511 LOBO LANE
LITTLE ELM, TEXAS 75068
ATTENTION: PRESIDENT AND CHIEF EXECUTIVE OFFICER

(B)	Notice to the Participant shall be addressed and delivered as follows:

___________________________________________________
___________________________________________________
___________________________________________________

(20)       DISCRETIONARY NATURE OF PLAN. This award may be amended, cancelled, or terminated by the Board or Administrator at any time in its discretion and in accordance with the Plan. The grant of the Option in this Agreement does not create any contractual right or other right to receive any other awards in the future. Any amendment, modification, or termination of the Plan or this award shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

(21)       FORFEITURE. The Company may cancel any option award, require reimbursement of any award by a Participant, and effect any other right of recoupment of equity and other compensation provided under this Agreement and the Plan including transfer of stock acquired by exercise of an option in accordance with any Company policies that may be adopted and/or modified from time to time. (“Clawback Policy”). It is intended that the Clawback Policy be interpreted in a manner that is consistent with the requirements of Section 10D of the Exchange Act and any applicable rules or standards adopted by the Securities and Exchange Commission or any national securities exchange on which the Company’s securities are listed. A Participant may be required to repay to the Company previously paid compensation including transfer of stock acquired by option exercise in accordance with the Clawback Policy. By accepting an award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion. A Participant whose award is forfeited shall be solely responsible for any and all income tax consequences of such forfeiture, and the Participant shall have no right of reimbursement or claim whatsoever against the Company as a result of such forfeiture.

(22)       COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

IN WITNESS WHEREOF, the Company has caused these presents to be signed by its duly authorized President and Chief Executive Officer as of the ____ day of ______________, ______.

RETRACTABLE TECHNOLOGIES, INC.

By:
PRESIDENT AND CHIEF EXECUTIVE OFFICER

ACCEPTED AND AGREED TO:

By:
PARTICIPANT

PARTICIPANT’S PRINTED NAME

EXHIBIT A

NOTICE OF EXERCISE

OF INCENTIVE STOCK OPTION

To:         Retractable Technologies, Inc.

I hereby exercise (all/a portion of) my Incentive Stock Option granted by RETRACTABLE TECHNOLOGIES, INC., under the Retractable Technologies, Inc. 2021 Stock Option Plan (the “Plan”), which is subject to all the terms and provisions thereof and of the Plan referenced therein and notify you of my desire to purchase ______________ shares of Common Stock of the Company which were offered to me pursuant to said Option.

The Option Exercise Price due for this purchase is $______________________.

I am paying this amount by (please check one or more):

☐ Cash (bank check or certified check)

☐ Broker-assisted cashless exercise; I hereby certify I am not a Director or Officer of the Company

I hereby authorize payroll withholding and will make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. I understand that I may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the methods set forth in my award agreement.

EXERCISE DATE	SIGNATURE

ADDRESS:
PRINT NAME

SOCIAL SECURITY NUMBER

I understand that there may be adverse tax consequences as a result of my purchase and/or disposition of the shares. I have been advised to consult with a tax advisor in connection with this exercise and I am not relying on the Company for tax advice. In connection with this exercise, I will deliver to the Company any other documents it may require.

I hereby agree to promptly notify the Company if I transfer or sell any of the Common Stock shares purchased pursuant to this Notice of Exercise within one (1) year from the date of exercise or within two (2) years from the grant date of the Option.

AGREEMENT BY COMPANY

The Company hereby accepts the foregoing Notice of Exercise and acknowledges that all necessary conditions have been met.

By:
TITLE:
DATE

Appendix B

FORM OF PROXY CARD

RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-5295

VOTE BY INTERNET

Before The Meeting – Go to - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go to www.virtualshareholdermeeting.com/RVP2021

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Retractable Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RETRACTABLE TECHNOLOGIES, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" IN THE ELECTION OF CLASS 1 DIRECTORS	☐	☐	☐

1. ELECTION OF THREE CLASS 1 DIRECTORS: Nominees: 01) Marco Laterza 02) Darren E. Findley 03) Amy Mack

VOTE ON PROPOSALS	For	Against	Abstain

2. APPROVAL OF THE 2021 STOCK OPTION PLAN	☐	☐	☐

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said proxies and their substitutes may do by virtue hereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

It is understood that, when properly executed, the shares represented by this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED "FOR ALL" IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. IF THE PROXY IS EXECUTED IN SUCH A MANNER SO AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE OR TO APPROVE ANY PROPOSAL, IT SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR SUCH NOMINEE OR FOR SUCH PROPOSAL, AS APPROPRIATE.

To obtain information about voting at the meeting, please call the Company at (888) 806-2626.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

B-1

ANNUAL MEETING OF SHAREHOLDERS OF

RETRACTABLE TECHNOLOGIES, INC.

MAY 11, 2021

COMMON STOCK

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy materials including the Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

PROXY FOR COMMON STOCK

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-5295

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on May 11, 2021, at 10:00 a.m., Central time by webcast at www.virtualshareholdermeeting.com/RVP2021 (the “Annual Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Michele Larios, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned as of the close of business on March 12, 2021, at the Annual Meeting or any adjournment or postponement thereof.

At the Annual Meeting, the following matters will be voted on by the holders of Common Stock:

1.        Election of Three Class 1 Directors; and

2.        Approval of 2021 Stock Option Plan.

The matters to be voted on are not related to or conditioned on the approval of other matters.

(Continued and to be signed on the reverse side)

B-2